UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 23, 2026

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-42552	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 W. 76th Street, Suite 118,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 23, 2026, Sanuwave Health, Inc., a Nevada corporation (the “Company”), received a letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that, for the last 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below $50,000,000, which is the minimum MVLS required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A). The Notice has no immediate effect on the listing of the Company’s common stock, which will continue to be traded on The Nasdaq Global Market, subject to the Company’s compliance with the other Nasdaq listing requirements.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company is provided a compliance period of 180 calendar days from the date of the Notice, or until March 22, 2027, to regain compliance with the minimum MVLS requirement. If, at any time during this compliance period, the Company’s MVLS closes at $50,000,000 or more for a minimum of 10 consecutive business days, Nasdaq will provide the Company written confirmation of compliance and this matter will be closed.

If the Company does not regain compliance with the minimum MVLS requirement before the expiration of the compliance period, the Company will receive written notification that its securities are subject to delisting. Alternatively, the Company may consider applying to transfer its securities to The Nasdaq Capital Market, provided that it satisfies the applicable continued listing requirements of The Nasdaq Capital Market. The Company intends to monitor its MVLS and consider available options to regain compliance with the applicable Nasdaq Listing Rules. There can be no assurance that the Company will successfully maintain the listing of its common stock on The Nasdaq Global Market or, if transferred, on The Nasdaq Capital Market.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the Company’s consideration of available options to regain compliance with the applicable Nasdaq Listing Rules and the Company’s ability to remain listed on Nasdaq, which are estimates as of the date hereof. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Forward-looking statements may contain words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “believe,” “estimate” and “potential,” the negative of these terms or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and important factors that may cause future results to differ materially from the Company’s current expectations, including, among other things, the Company’s future financial results and stock price performance. For other risk factors affecting the Company, see the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These and many other factors could affect the Company’s future financial condition and operating results and cause actual results to differ materially from expectations based on forward-looking statements made in this report or elsewhere by the Company or on its behalf. The Company undertakes no obligation to revise or update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: September 25, 2026	By:	/s/ Morgan C. Frank
	Name:	Morgan C. Frank
	Title:	Chief Executive Officer
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